Exhibit 99.1

AMSC Announces Preliminary Third Quarter Fiscal 2016 Results

Revenue and Net Loss Improved over Previous Guidance

Company Announces At Market Issuance Sales Agreement

Devens, MA – January 27, 2017 – AMSC (NASDAQ : AMSC), a global solutions provider serving wind and power grid industry leaders, today announced preliminary financial results for its third fiscal quarter ended December 31, 2016. For the third quarter of fiscal year 2016, AMSC expects its revenues to be in the range of $26 - $27 million, compared to the Company’s previous third quarter revenue guidance of $23 - $25 million. Revenues are expected to increase in both the Wind and Grid segments in the third fiscal quarter compared to the same quarter a year ago.

The Company expects its net loss to be in the range of $2.5 - $3.0 million, which is improved compared to the Company’s previous guidance for net loss of less than $8.0 million. In addition, the Company’s cash, cash equivalents, and restricted cash for the period ended December 31, 2016 was approximately $26.0 million.

The preliminary, unaudited information provided above is based on the Company’s current estimate of results from operations for the third quarter of fiscal year 2016, and its cash, cash equivalents, and restricted cash as of December 31, 2016. This information remains subject to change based on the Company’s quarter-end closing procedures, including its execution of its internal controls over financial reporting and the subsequent occurrence or identification of events prior to the formal issuance of the quarterly financial statements.

In addition, on January 27, 2017, AMSC entered into an At Market Issuance (“ATM”) Sales Agreement (“Sales Agreement”) with FBR Capital Markets & Co. (“FBR”), pursuant to which the Company may sell from time to time, at its option, up to an aggregate of $10.0 million of its shares of common stock through FBR, as sales agent. Sales of the common stock made pursuant to the Sales Agreement, if any, will be made in sales that are deemed to be “at the market offerings” defined in Rule 415 under the Securities Act of 1933, as amended, including sales made directly on or through The Nasdaq Global Select Market or other existing trading market for our common stock, under the Company’s previously filed and currently effective Registration Statement on Form S-3 (File No. 333-198851) by means of ordinary brokers’ transactions at market prices, or any other methods permitted by law. FBR will use its commercially reasonable efforts to sell the Company’s common stock from time to time, based upon the Company’s instructions (including any price, time or size limits or other customary parameters or conditions the Company may impose).

Any proceeds from the ATM are expected to be used to fund growth initiatives in the Company’s Grid segment, including but not limited to product development activities and to collateralize performance bonds on future customer contracts, with the remainder, if any, to be used for other general corporate and working capital purposes.

Sales in the ATM offering, if any, would be made pursuant to the prospectus supplement dated January 27, 2017, which supplements the prospectus dated October 1, 2014, included in the shelf registration statement that AMSC filed with the Securities and Exchange Commission (“SEC”) on September 19, 2014.

This press release does not constitute an offer to sell or a solicitation of an offer to buy, nor may there be any sale of AMSC’s common stock in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities law of any state or jurisdiction.

About AMSC (NASDAQ: AMSC)

AMSC generates the ideas, technologies and solutions that meet the world’s demand for smarter, cleaner … better energy™. Through its Windtec™ Solutions, AMSC provides wind turbine electronic controls and systems, designs and engineering services that reduce the cost of wind energy. Through its Gridtec™ Solutions, AMSC provides the engineering planning services and advanced grid systems that optimize network reliability, efficiency and performance. The Company’s solutions are now powering gigawatts of renewable energy globally and are enhancing the performance and reliability of power networks in more than a dozen countries. Founded in 1987, AMSC is headquartered near Boston, Massachusetts with operations in Asia, Australia, Europe and North America.

AMSC, Windtec, Gridtec, and Smarter, Cleaner … Better Energy are trademarks or registered trademarks of American Superconductor Corporation. All other brand names, product names, trademarks, or service marks belong to their respective holders.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Any statements in this release about our expectations regarding our anticipated financial results; potential “at the market” sales of the common stock under the Sales Agreement and the prospectus supplement dated January 27, 2017; use of proceeds related to any “at the market” sales of the common stock made pursuant to the Sales Agreement and the prospectus supplement dated January 27, 2017; FBR’s use of commercially reasonable efforts in selling the Company’s common stock; and other statements containing the words “believes,” “anticipates,” “plans,” “expects,” “will” and similar expressions, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements represent management’s current expectations and are inherently uncertain. Actual results may differ materially from what we expect because of various risks and uncertainties, including the risks that our actual financial results may vary from the anticipated financial results; that the Sales Agreement may not result in any actual sale of the common stock or the anticipated use of proceeds; and that FBR may not use commercially reasonable efforts or perform otherwise under the Sales Agreement as expected in selling the common stock. Other important factors that could materially impact the value of our common stock or cause actual results to differ materially from those indicated by such forward-looking statements include, but are not limited to: A significant portion of our revenues are derived from a single customer, Inox, and shipments to Inox may not commence in the time frame we expect or at all; We have a history of operating losses and negative operating cash flows, which may continue in the future and require us additional financing in the future; Our operating results may fluctuate significantly from quarter to quarter and may fall below expectations in any particular fiscal quarter; Our financial condition may have an adverse effect on our customer and supplier relationships; Our success in addressing the wind energy market is dependent on the manufacturers that license our designs; Our success in addressing the wind energy market is dependent on the manufacturers that license our designs; Our success is dependent upon attracting and retaining qualified personnel and our inability to do so could significantly damage our business and prospects; We rely upon third-party suppliers for the components and subassemblies of many of our Wind and Grid products, making us vulnerable to supply shortages and price fluctuations; We may not realize all of the sales expected from our backlog of orders and contracts; Our success depends upon the commercial use of high temperature superconductor (“HTS”) products, which is currently limited, and a widespread commercial market for our products may not develop; Growth of the wind energy market depends largely on the availability and size of government subsidies and economic incentives; We have operations in and depend on sales in emerging markets, including India and China, and global conditions could negatively affect our operating results or limit our ability to expand our operations outside of these countries; We face risks related to our intellectual property; We face risks related to our legal proceedings; and the important factors discussed under the caption “Risk Factors” in Part 1. Item 1A of our Form 10-K for the fiscal year ended March 31, 2016, and our other reports filed with the SEC. Any such forward-looking statements represent management’s estimates as of the date of this press release. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this press release.

AMSC Contact:

Brion D. Tanous

AMSC Investor Relations

Phone: 424-634-8592

Email: Brion.Tanous@amsc.com